Exhibit 99.1

          LTC Announces Operating Results for the Three and
      Six Months Ended June 30, 2004, and Declares Third Quarter
                  Cash Dividend on Its Common Stock

    MALIBU, Calif.--(BUSINESS WIRE)--July 21, 2004--LTC Properties, Inc. (NYSE:LTC) released results of operations for the three and six months ended June 30, 2004, and announced that net income available to common stockholders for the second quarter was $4.4 million, or $0.23 per diluted share. Included in these results was a loss on sale of assets of $0.3 million, or $0.01 per share. For the same period in 2003, net income available to common stockholders was $2.6 million, or $0.15 per diluted share, which included a gain on sale of assets of $0.7 million, or $0.04 per share. Revenues for the three months ended June 30, 2004, were $16.7 million versus $15.8 million for the same period last year.
    For the six months ended June 30, 2004, net income available to common stockholders was $5.4 million, or $0.29 per diluted share. Included in these results was a gain on sale of assets of $0.7 million, or $0.04 per share, and an additional charge of $4.0 million, or $0.21 per share, related to the company's redemption of all of its remaining 9.5% Series A Preferred Stock and all of its 9.0% Series B Preferred Stock. For the same period in 2003, net income available to common stockholders was $2.7 million, or $0.15 per diluted share, which included an impairment charge of $1.3 million and a $0.7 million, or $0.03 per share, gain on sale of assets. Revenues for the six months ended June 30, 2004, were $33.7 million versus $31.6 million for the same period last year.
    LTC also announced that it has declared a dividend for the third quarter of fiscal 2004 of $0.30 per common share payable on September 30, 2004, to stockholders of record on September 17, 2004. This represents an increase from $0.275 paid in second quarter 2004.
    The Company has scheduled a conference call for July 22, 2004, at 1:00 PM Pacific time in order to comment on the Company's performance, acquisitions and operating results for the quarter ended June 30, 2004. The conference call is accessible by dialing 866-761-0748, passcode 48902327. The earnings release and any additional financial information that may be discussed on the conference call will also be available on our website. An audio replay of the conference call will be available from 3:00 PM Pacific time on July 22, 2004, through July 29, 2004. Callers can access the replay by dialing 888-286-8010 and entering conference ID number 80909790. Webcast replays will also be available on our website until August 7, 2004.
    At June 30, 2004, LTC had investments in 92 skilled nursing facilities, 96 assisted living residences and one school in 30 states. The Company is a self-administered real estate investment trust that primarily invests in long-term care and other health care-related facilities through mortgage loans, facility lease transactions and other investments. For more information on LTC Properties, Inc., visit the Company's website at www.ltcproperties.com.

    This press release includes statements that are not purely historical and are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company's expectations, beliefs, intentions or strategies regarding the future. All statements other than historical facts contained in this press release are forward-looking statements. These forward-looking statements involve a number of risks and uncertainties. All forward-looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such forward-looking statements. Although the Company's management believes that the assumptions and expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward-looking statements due to the risks and uncertainties of such statements.


                         LTC PROPERTIES, INC.
                   CONSOLIDATED STATEMENTS OF INCOME
           (Amounts in thousands, except per share amounts)
                              (Unaudited)

                                     Three Months       Six Months
                                     Ended June 30,   Ended June 30,
                                    ---------------- -----------------
                                     2004     2003    2004     2003
                                    -------- ------- -------- --------
Revenues:
  Rental income                     $11,758  $9,979  $23,324  $19,765
  Interest income from mortgage
   loans and notes receivable         2,334   2,489    4,472    4,996
  Interest income from REMIC
   Certificates                       2,047   2,551    4,438    5,337
  Interest and other income             578     732    1,443    1,514
                                    -------- ------- -------- --------
          Total revenues             16,717  15,751   33,677   31,612
                                    -------- ------- -------- --------

Expenses:
  Interest expense                    3,357   4,924    6,670   10,039
  Depreciation and amortization       3,250   3,136    6,425    6,200
  Impairment charge                      --      --       --    1,260
  Legal expenses                         91     407      109      771
  Operating and other expenses        1,482   1,237    2,733    3,036
                                    -------- ------- -------- --------
          Total expenses              8,180   9,704   15,937   21,306
                                    -------- ------- -------- --------
Income before  minority interest      8,537   6,047   17,740   10,306
Minority interest                      (259)   (326)    (542)    (647)
                                    -------- ------- -------- --------
Income from continuing operations     8,278   5,721   17,198    9,659
Discontinued operations:
  Income (loss) from discontinued
   operations                             2     (20)       8      (74)
  (Loss) gain on sale of assets,
   net                                 (257)    679      718      679
                                    -------- ------- -------- --------
Net (loss) income from discontinued
 operations                            (255)    659      726      605
                                    -------- ------- -------- --------
Net income                            8,023   6,380   17,924   10,264
Preferred stock redemption charge        --      --   (4,029)      --
Preferred stock dividends            (3,581) (3,756)  (8,527)  (7,517)
                                    -------- ------- -------- --------
Net income available to common
 stockholders                        $4,442  $2,624   $5,368   $2,747
                                    ======== ======= ======== ========

Net Income per Common Share from
 Continuing Operations net of
 Preferred Stock Dividends:
  Basic                               $0.25   $0.11    $0.25    $0.12
                                    ======== ======= ======== ========
  Diluted                             $0.24   $0.11    $0.25    $0.12
                                    ======== ======= ======== ========
Net (Loss) Income per Common Share
 from Discontinued Operations:
  Basic                              ($0.01)  $0.04    $0.04    $0.03
                                    ======== ======= ======== ========
  Diluted                            ($0.01)  $0.04    $0.04    $0.03
                                    ======== ======= ======== ========
Net Income per Common Share
 Available to Common Stockholders:
  Basic                               $0.23   $0.15    $0.29    $0.15
                                    ======== ======= ======== ========
  Diluted                             $0.23   $0.15    $0.29    $0.15
                                    ======== ======= ======== ========

Basic weighted average shares
 outstanding                         19,165  17,775   18,576   17,870
                                    ======== ======= ======== ========

NOTE: Quarterly and year-to-date computations of per share amounts are made independently. Therefore, the sum of per share amounts for the quarters may not agree with the per share amounts for the year. Computations of per share amounts from continuing operations, discontinued operations and net income are made independently. Therefore, the sum of per share amounts from continuing operations and discontinued operations may not agree with the per share amounts from net income available to common stockholders.


Reconciliation of Funds From Operations ("FFO")

FFO is a supplemental measure of a REIT's financial performance that is not defined by accounting principles generally accepted in the United States. We define FFO as net income available to common stockholders adjusted to exclude the gains or losses on the sale of assets and adjusted to add back impairment charges, real estate depreciation and other non-cash charges. Other REITs may not use this definition of FFO and, therefore, caution should be exercised when comparing our company's FFO to that of other REITs. FFO is used in the REIT industry as a supplemental measure of financial performance, but is not a substitute for net income per share available to common stockholders determined in accordance with accounting principles generally accepted in the United States.

The following table reconciles net income available to common stockholders to funds from operations available to common stockholders (unaudited, in thousands, except per share amounts):

                                       Three Months      Six Months
                                       Ended June 30,  Ended June 30,
                                      --------------- ----------------
                                       2004    2003    2004     2003
                                      ------- ------- -------- -------
Net income available to common
 stockholders                         $4,442  $2,624   $5,368  $2,747
Add: Real estate depreciation          3,250   3,275    6,429   6,507
Add: Impairment charge                    --      --       --   1,260
Less (gain)/add loss on sale of
 assets, net                             257    (679)    (718)   (679)
                                      ------- ------- -------- -------
FFO available to common stockholders  $7,949  $5,220  $11,079  $9,835
                                      ======= ======= ======== =======

Add: Preferred stock redemption
 charge                                   --      --    4,029      --
                                      ------- ------- -------- -------
FFO excluding preferred stock
 redemption charge                    $7,949  $5,220  $15,108  $9,835
                                      ======= ======= ======== =======

Basic FFO available to common
 stockholders per share                $0.42   $0.29    $0.60   $0.55
                                      ======= ======= ======== =======
Diluted FFO available to common
 stockholders per share                $0.39   $0.29    $0.58   $0.55
                                      ======= ======= ======== =======

Basic FFO excluding preferred stock
 redemption charge per share           $0.42   $0.29    $0.81   $0.55
                                      ======= ======= ======== =======
Diluted FFO excluding preferred stock
 redemption charge per share           $0.39   $0.29    $0.76   $0.55
                                      ======= ======= ======== =======


In October 2003, NAREIT informed its member companies that the Securities and Exchange Commission (SEC) has taken the position that asset impairment charges should not be excluded in calculating FFO. The SEC's interpretation is that recurring impairments on real property are not an appropriate adjustment. If the Company adopted the SEC's interpretation of FFO and did not adjust for the asset impairment charges, the Company's basic FFO, diluted FFO and FFO per diluted share for historical periods would be different than the amounts reported in this release and in previous disclosures. According to NAREIT, there is inconsistency among NAREIT member companies as to the adoption of the SEC's interpretation of FFO. Therefore, a comparison of the Company's FFO results to another company's FFO results may not be meaningful.

The following table presents the Company's FFO results reflecting the impact of asset impairment charges as interpreted by the SEC
(unaudited, in thousands, except per share amounts):

                                       Three Months      Six Months
                                       Ended June 30,  Ended June 30,
                                      --------------- ----------------
                                       2004    2003    2004     2003
                                      ------- ------- -------- -------

FFO available to common stockholders  $7,949  $5,220  $11,079  $9,835
Less: Impairment charges                  --      --       --  (1,260)
                                      ------- ------- -------- -------
FFO available to common stockholders
 including impairment charges         $7,949  $5,220  $11,079  $8,575

Basic FFO available to common
 stockholders including impairment
 charges per share                     $0.42   $0.29    $0.60   $0.48
                                      ------- ------- -------- -------
Diluted FFO available to common
 stockholders including impairment
 charges per share                     $0.39   $0.29    $0.58   $0.48
                                      ======= ======= ======== =======


                         LTC PROPERTIES, INC.
                      CONSOLIDATED BALANCE SHEETS
           (Amounts in thousands, except per share amounts)

                                          June 30,      December 31,
                                            2004             2003
                                       --------------- ---------------
ASSETS                                   (unaudited)
Real Estate Investments:
  Buildings and improvements, net of
   accumulated depreciation and
   amortization: 2004 - $78,853; 2003
   - $72,597                                 $364,913        $356,617
  Land                                         26,356          25,024
  Properties held for sale, net of
   accumulated depreciation and
   amortization: 2004 - $0; 2003 -
   $779                                            --             984
  Mortgage loans receivable, net of
   allowance for doubtful accounts:
   2004 and 2003 - $1,280                      75,469          71,465
  REMIC Certificates                           45,159          61,662
                                       --------------- ---------------
     Real estate investments, net             511,897         515,752
Other Assets:
  Cash and cash equivalents                     2,793          17,919
  Debt issue costs, net                         1,381           1,496
  Interest receivable                           3,187           3,809
  Prepaid expenses and other assets             4,486           4,495
  Notes receivable                             19,483          19,172
  Marketable debt securities                       --          12,281
                                       --------------- ---------------
     Total Assets                            $543,227        $574,924
                                       =============== ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Bank borrowings                                $1,500             $--
Mortgage loans payable                        116,219         123,314
Bonds payable and capital lease
 obligations                                   14,160          14,686
Senior mortgage participation payable          17,835          18,250
Accrued interest                                  872             952
Accrued expenses and other liabilities          2,798           2,502
Accrued expenses and other liabilities
 related to properties held for sale               --              12
Liability for Series A 9.5% Preferred
 Stock redemption - 1,226 shares                   --          30,642
Distributions payable                           2,763           2,383
                                       --------------- ---------------
     Total Liabilities                        156,147         192,741

Minority interest                              11,005          13,401
Stockholders' equity:
Preferred stock $0.01 par value:
 15,000 shares authorized; shares
 issued and outstanding: 2004 - 7,405;
 2003 - 8,026                                 173,625         189,163
Common stock: $0.01 par value; 45,000
 shares authorized; shares issued and
 outstanding: 2004 - 19,630; 2003 -
 17,807                                           196             178
Capital in excess of par value                275,670         250,055
Cumulative net income                         292,872         274,948
Other                                           1,094            (638)
Cumulative distributions                     (367,382)       (344,924)
                                       --------------- ---------------
     Total Stockholders' Equity               376,075         368,782
                                       --------------- ---------------
     Total Liabilities and
      Stockholders' Equity                   $543,227        $574,924
                                       =============== ===============




    CONTACT: LTC Properties, Inc.
             Andre C. Dimitriadis/Wendy L. Simpson, 805-981-8655